Exhibit 10.3

Execution Copy

AMENDMENT NO. 1

Dated as of December 21, 2012

to

REVOLVING CREDIT AGREEMENT

Dated as of September 14, 2011

THIS AMENDMENT NO. 1 (“Amendment”) is made as of December 21, 2012 (the “Amendment Effective Date”) by and among ConAgra Foods, Inc., as Company (the “Company”), the “Banks” listed on the signature pages hereof and party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Revolving Credit Agreement, dated as of September 14, 2011, by and among the Company, the financial institutions parties thereto as “Banks” (the “Banks”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Banks and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Company, the Banks and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks party hereto and the Administrative Agent hereby agree as follows.

1. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date, but subject to the satisfaction of the condition precedent set forth in Section 2 below: (a) Article 1 of the Credit Agreement is hereby amended by inserting the new definitions set forth alphabetically:

“Acquired Company” means Ralcorp Holdings, Inc., a Delaware corporation.

“Acquired Company Indebtedness” means the indebtedness of the Acquired Company on the date hereof outstanding under the documents listed on Schedule 2.

“Acquisition Closing Date” means the date the acquisition by the Company by merger of a newly formed wholly owned subsidiary of the Company with and into the Acquired Company is consummated.

““Domestic Subsidiary” means any Subsidiary of the Company that is incorporated or organized under the laws of the United States, any state thereof or the District of Columbia.

“Term Loan Agreement” means the Term Loan Agreement dated as of December 21, 2012 by and among the Company, as borrower, Bank of America, N.A., as administrative agent, and the other financial institutions parties thereto.

(b) Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.1 Funded Debt. Other than during any fiscal period as to which clause (i) or (ii) of this Section 6.1 is applicable (if any), the Company will not permit Consolidated Funded Debt to exceed 65% of the Consolidated Capital Base. On and after the Acquisition Closing Date, the Company will not permit Consolidated Funded Debt to exceed the following percentage of the Consolidated Capital Base during the following fiscal periods (i) 75% for the four consecutive fiscal quarters commencing with the fiscal quarter that includes the Acquisition Closing Date; (ii) 70% for the following four consecutive fiscal quarters thereafter; and (iii) 65% thereafter.

(c) A new Section 5.4 is hereby added to the Credit Agreement immediately following Section 5.3 as follows:

5.4 Covenant to Guarantee Obligations. (a) If (and solely if) as of the Acquisition Closing Date the rating of the Company’s unsecured senior long-term indebtedness (without giving effect to any third-party credit enhancement) is less than BBB- by S&P or less than Baa3 by Moody’s, then all Material Subsidiaries that are direct wholly owned Domestic Subsidiaries (excluding, however, after the Acquisition Closing Date, the Acquired Company until the earlier of the date (x) of repayment, redemption or satisfaction and discharge, in each case in full, of the Acquired Company Indebtedness identified on Part A of Schedule 2 hereto (the “Ralcorp Private Notes”) and (y) the “Leverage Ratio” (as defined in, and calculated in accordance with, the Ralcorp Private Notes) of the Acquired Company is below 3.25:1.00) shall promptly (i) guarantee the Obligations pursuant to a duly executed guaranty in form and substance reasonably acceptable to the Administrative Agent and (ii) deliver to the Administrative Agent with respect thereto applicable articles or certificates of incorporation or formation, good standing certificates, by-laws or operating agreements, incumbency certificates with specimen signatures and, if requested by the Administrative Agent, opinions of counsel to

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such guarantor or the Company (which shall cover, among other things, the legality, validity, binding effect and enforceability of the guaranty referred to in clause (a)(i)) in form and substance substantially similar to the opinions of counsel provided in respect of the Term Loan Agreement (which may exclude local counsel for guarantors not organized under the laws of California, Delaware, Georgia, Illinois or Missouri to the extent that such excluded guarantors do not represent more than 10% in aggregate of the Company’s consolidated total assets, Profit Before Taxes and Extraordinary Items or net income), all in form, content and scope reasonably satisfactory to the Administrative Agent;

(b) If and so long as (x) any Subsidiary, including, without limitation (after the Acquisition Closing Date), the Acquired Company or any of its subsidiaries, guarantees any other debt for borrowed money (including credit facilities, notes, bonds, debentures or similar obligations) of the Company or, solely in the case of any wholly-owned Domestic Subsidiary (including (after the Acquisition Closing Date) the Acquired Company and its wholly-owned domestic subsidiaries), of any other Subsidiary (wholly-owned or otherwise (after the Acquisition Closing Date), including the Acquired Company and its subsidiaries) of the Company in excess of $250,000,000 in aggregate principal amount for all of such Subsidiaries (excluding from this clause (x) guarantees by subsidiaries of the Acquired Company of Acquired Company Indebtedness) or (y) the Company guarantees any debt for borrowed money (including credit facilities, notes, bonds, debentures or similar obligations) of any of its wholly-owned Domestic Subsidiaries (including (after the Acquisition Closing Date) the Acquired Company and its wholly-owned domestic subsidiaries) in excess of $250,000,000 in aggregate principal amount for all of such Subsidiaries, then, within 45 days (or such later time as may be acceptable to the Administrative Agent) thereof the Company shall cause each such Subsidiary that so guarantees debt for borrowed money as described in clause (x) and each Domestic Subsidiary that benefits from the guarantees of the Company described in clause (y), to the extent permitted by the terms of its existing debt instruments, as in existence on the date hereof, to deliver to the Administrative Agent, a duly executed guaranty in form and substance reasonably acceptable to the Administrative Agent supported as provided in clause (a) above;

(c) The guarantees required pursuant to clause (a) above shall be released if the ratings described in clause (a) above are subsequently at least BBB- by S&P and Baa3 by Moody’s.

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(d) A new Section 11.15 is hereby added to the Credit Agreement immediately following Section 11.14 as follows:

11.15 Release of Guarantors. The Banks irrevocably authorize the Administrative Agent to release any guarantees required pursuant to Section 5.4 when such guarantees are no longer required by the terms of Section 5.4.

(e) Section 7.1.3 of the Credit Agreement is hereby replaced in its entirety with the following:

“7.1.3 Default Under Other Obligations. The Company or any Subsidiary defaults under any agreement or indenture pursuant to which the Company or any Subsidiary has borrowed more than $35,000,000 in principal amount (or has sold notes the aggregate principal amount of which exceeds $35,000,000) and such default has not been cured within any period of grace with respect thereto, provided, however, (i) the Company may exclude from the operation of this Section 7.1.3 one or more Subsidiaries so long as the Company’s equity investment in such excluded Subsidiaries is less than 20% of the Company’s consolidated assets, and (ii) for the avoidance of doubt, any such default with respect to any Acquired Company Indebtedness resulting from the acquisition, redemption, exchange, repayment or prepayment (including any offer to redeem or prepay) of the same in connection with the acquisition of the Acquired Company by the Company, or other optional offer of prepayment of the Acquired Company Indebtedness, shall be excluded from the operation of this Section 7.1.3.”

(f) A new Schedule 2 is hereby added to the Credit Agreement immediately following Schedule 1 thereto as set forth on Exhibit A hereto.

2. Condition of Effectiveness. The effectiveness of this Amendment is subject only to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Banks required to execute and deliver this Amendment in order to give effect hereto, and the Administrative Agent.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Event of Default or Potential Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof; provided, that to the extent such representations and warranties are expressly stated to be made as of an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date.

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4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement.

5. Costs and Expenses. The Company shall pay on demand all reasonable invoiced costs and out-of-pocket expenses paid or incurred by the Administrative Agent (including the reasonable and invoiced fees, costs and expenses of external counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CONAGRA FOODS, INC., as the Company

By	/s/ John F. Gehring
	Name:	John F. Gehring
	Title:	Executive Vice President & Chief Financial Officer

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank and as a Bank

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

BANK OF AMERICA, N.A.

By:	/s/ David Catherall
Name:	David Catherall
Title:	Managing Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

BNP PARIBAS

By	/s/ Mike Shryock
	Name:	Mike Shryock
	Title:	Managing Director

By	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Managing Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Christine Howatt
	Name:	Christine Howatt
	Title:	Authorized Signatory

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Timothy McNaught
	Name:	Timothy McNaught
	Title:	Managing Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

WELLS FARGO BANK, N.A.

By	/s/ Greg Campbell
	Name:	Greg Campbell
	Title:	Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

MIZUHO CORPORATE BANK (USA)

By	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Senior Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Karen Nelsen
	Name:	Karen Nelsen
	Title:	Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

BARCLAYS BANK PLC

By
Name:
Title:

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

MORGAN STANLEY BANK, N.A.

By	/s/ Nick Zangari
	Name:	Nick Zangari
	Title:	Authorized Signatory

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

STATE STREET BANK AND TRUST COMPANY

By	/s/ Mary H. Carey
	Name:	Mary H. Carey
	Title:	Vice President

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

THE BANK OF NOVA SCOTIA

By	/s/ Laura Gimena
	Name:	Laura Gimena
	Title:	Director

Signature Page to

ConAgra 2011 Revolving Credit Agreement

Amendment No. 1

EXHIBIT A

SCHEDULE 21

A.

Private Notes

1.	$50,000,000 5.43% Series C Senior Notes due December 22, 2013 ($50,000,000 outstanding)

2.	$75,000,000 4.76% Series D Senior Notes due December 22, 2013 ($21,400,000 outstanding)

3.	$100,000,000 5.57% Series E Senior Notes due December 21, 2015 ($100,000,000 outstanding)

4.	$75,000,000 5.43% Series F Senior Notes due December 21, 2012[2] ($75,000,000 outstanding)

5.	$75,000,000 5.56% Series I Senior Notes, Tranche A, due January 18, 2019 ($75,000,000 outstanding)

6.	$25,000,000 5.58% Series I Senior Notes, Tranche B, due January 18, 2019 ($25,000,000 outstanding)

7.	$100,000,000 5.93% Series J Senior Notes due May 11, 2022 ($100,000,000 outstanding)

8.	$577,500,000 7.29% Notes due 2018 ($577,500,000 outstanding)

9.	$20,000,000 Floating Rate Notes due 2018 ($20,000,000 outstanding)

10.	$67,000,000 7.39% Notes due 2020 ($67,000,000 outstanding)

11.	$50,000,000 7.45% Series 2009A Senior Notes due May 28, 2019 ($50,000,000 outstanding)

12.	$50,000,000 7.60% Series 2009B Senior Notes due May 28, 2021 ($50,000,000 outstanding)

Bank Debt

1.	May 31, 2012 $300,000,000 Revolving Credit Facility with JPM as administrative agent. ($0 outstanding)

B.

Receivables Purchase Agreement

1.	Amended and Restated Receivables Purchase Agreement, dated as of November 4, 2010, among the Company, Ralcorp Receivables Corporation, a Subsidiary of the Company (“RRC”), the commercial paper conduits party thereto, the committed purchasers party thereto, the funding agents party thereto, and JPMorgan Chase Bank, N.A., as agent, as amended, and Amended and Restated Receivables Sale Agreement, dated as of November 4, 2010, among the Originators party thereto and Ralcorp Receivables Corporation, as amended.

[1]	All statements as to amounts outstanding are per the Acquired Company’s 10-Q for its fiscal quarter ended June 30, 2012.
[2]	If outstanding.